UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 12, 2005


                           WILSHIRE ENTERPRISES, INC.
             (Exact name of Registrant as specified in its charter)


           Delaware                    1-4673                  84-0513668
(State or other jurisdiction of   (Commission File            (IRS Employer
incorporation or organization)         Number)             Identification No.)

  1 Gateway Center, Newark, New Jersey                           07102
(Address of principal executive offices)                       (Zip Code)

                                 (201) 420-2796
              (Registrant's telephone number, including area code)

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  Regulation FD Disclosure.

            Wilshire Enterprises, Inc. (the "Company") is furnishing herewith a press release announcing its plans to divest its New Jersey assets and other real estate transactions.

ITEM 9.01.  Financial Statements and Exhibits

            (c)   Exhibits

            The following exhibit is included with this report:

Exhibit Number      Description
--------------      -----------
99.1                Press release dated August 12, 2005
                    announcing the Company's plans to
                    divest its New Jersey assets and other
                    real estate transactions.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  August 12, 2005                 WILSHIRE ENTERPRISES, INC.
                                        (Registrant)

                                        By:  /s/ Daniel C. Pryor
                                             -------------------
                                                 Daniel C. Pryor
                                                 President


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

                                  EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------
99.1                Press release dated August 12, 2005
                    announcing the Company's plans to
                    divest its New Jersey assets and other
                    real estate transactions.

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